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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported) January 7, 2002
                                          ----------------

                                Adatom.com, Inc.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

         Delaware                   0-22967                     43-17719999
- ---------------------------     ----------------            --------------------
(State or other jurisdiction      (Commission                  (IRS Employer
of incorporation                  File Number)               Identification No.)

1156 Shadow Hill Way
Beverly Hills, CA                                                  90210
- ------------------                                            --------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (310) 274-9467
                                                   --------------

                       9800 S. Sepulveda Blvd., Suite 625
                              Los Angeles, CA 90049
          (Former name or former address, if changed since last report)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         Under the Stock Exchange Agreement (the "Exchange Agreement") between Adatom.com Inc., a Delaware corporation, ("Adatom") and The International Monetary Reserve, a foreign corporation, ("IMR") dated as of January 7, 2002, a change in control of Adatom will occur at closing on January 31, 2002. Under the Exchange Agreement, Adatom will issue a total of 25,000,000 restricted shares of its $0.01 par value common stock in exchange for 10,000 shares of common stock of Global Reserve Corp. held by IMR. As a result, IMR will own 57% voting control of Adatom at closing.

         On January 1, 2002, Elvira Gamboa, President of IMR, was appointed to the company's board of directors and as President of Adatom.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         As a result of the Exchange Agreement described above, following the closing on January 31, 2002, IMR will acquire 25,000,000 shares of Adatom or 57% of the issued and outstanding shares, representing control of the assets owned by the registrant.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            On January 7, 2002, Stefanou & Company LLP ("Stefanou") resigned as Adatom's independent auditors. Stefanou was engaged to issue a report on Adatom's balance sheet as of December 31, 2000 and the related statements of operations, stockholders' deficiency and cash flows for the year then ended. This audit was never completed.

         There were no disagreements with Stefanou on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the period from December 31, 2000 to the date of their dismissal.

         On January 12, 2002, the board of directors of Adatom voted to engage the accounting firm of Tax & Accounting 2010 located at 2340 Plaza del Amo, Suite 215, Torrance, California 90501 to perform its annual audit for the year ended December 31, 2000 and December 31, 2001. Prior to that date, Adatom did not consult with Tax & Accounting 2010 regarding any accounting matters.

ITEM 5. OTHER EVENTS

         As a result of the change of control transaction set forth in Item 1, Adatom engaged a new attorney and transfer agent. Adatom's new attorney is Kevin Quinn located at 122 Ocean Park Boulevard, Suite 411, Santa Monica, California 90405. Adatom's transfer agent is First Global Stock Transfer located at 2431 Pech Center Court, Suite No. 106, Las Vegas, Nevada 89128, where its telephone number is (702) 656-4919.

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ITEM 7. EXHIBITS.

Exhibit 10.1      Stock Exchange Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on January 24, 2002.

                                               Adatom.com Inc.

                                               /s/ Gordon Lee
                                               Name: Gordon Lee
                                               Title: President